Exhibit 99.1

Inspirato Announces CEO Transition

Co-Founder Brent Handler to Step Down; Independent Director Eric Grosse Appointed
Chief Executive Officer Effective September 25, 2023

Denver, September 25, 2023 – Inspirato Incorporated (“Inspirato”) (NASDAQ: ISPO), the innovative luxury travel subscription brand, today announced that Co-Founder and Chief Executive Officer (CEO), Brent Handler, has stepped down while remaining a member of the Board of Directors. Inspirato’s Board of Directors has appointed Eric Grosse to serve as CEO effective September 25, 2023.

“Inspirato was founded with the ambitious mission of creating lasting memories for discerning travelers by delivering exceptional value, service and certainty,” said Handler. “I’m incredibly proud of all we’ve accomplished and the meaningful impact we’ve made on the lives of our valued members. As Inspirato’s largest shareholder and member of its Board of Directors, I’m extremely excited Eric has accepted the opportunity to become the next CEO. I have the utmost confidence in Eric, the Board and the rest of the management team to guide Inspirato into its next phase, while remaining committed to its founding principles.”

Mr. Grosse brings more than 20 years of experience as a leader in the online travel industry, including as Co-Founder and President of Hotwire and President of Expedia Worldwide, a subsidiary of Expedia Group Inc. (Nasdaq: EXPE). Mr. Grosse has served on the Company’s Board of Directors for two years, most recently as the Lead Independent Director and as a member of the Audit and Compensation Committees and Chair of the Nominating and Corporate Governance Committee.

Mr. Grosse, commented, “I’m extremely excited for this opportunity and look forward to working closely with the Inspirato team, our shareholders and strategic partners. For more than 13 years, Brent has led the way in establishing a premier luxury travel brand centered on a unique and compelling business model. I’m confident in our ability to not only return to a period of profitable growth, but to do so while maintaining and enhancing our luxury brand and value proposition to both our members and shareholders. Finally, I’d like to thank the Board for their confidence in me and thoughtful approach to this transition.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “forecast,” “plan,” “intend,” “target,” or the negative of these words or other similar expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding our expectations relating to future operating results and financial position; business strategy and plans; market growth; market position; and potential market opportunities. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, that could cause actual results to differ materially from those projected. These risks include our inability to forecast our business due to our limited experience with our pricing models; the risk of downturns in the travel and hospitality industry; our ability to compete effectively in an increasingly competitive market; our ability to sustain and manage our growth; and current market, political, economic and business conditions and other risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our Quarterly Report on Form 10-Q that was filed with the SEC on August 9, 2023, and subsequent filings with the SEC.

Past performance is not necessarily indicative of future results. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect our expectations, plans, or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law. These forward-looking statements should not be relied upon as representing our assessment as of any date subsequent to the date of this press release.

About Inspirato

Inspirato (NASDAQ: ISPO) is a luxury travel subscription company that provides exclusive access to a managed and controlled portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning customers demand. The Inspirato portfolio includes branded luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, Twitter, and LinkedIn.

Inspirato Contacts

Investor Relations:

ir@inspirato.com

Media Relations:

communications@inspirato.com

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